Retirement Plans and Other Retiree Benefits - Benefits Expected to be Paid Next Five Years (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Defined Pension Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2017	$ 35,308
2018	28,540
2019	28,076
2020	27,360
2021	27,319
2022 to 2026	133,822
Total	280,425
Other Postretirement Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2017	4,111
2018	4,399
2019	4,673
2020	4,913
2021	5,133
2022 to 2026	27,483
Total	$ 50,712